Edgar Filing: January 22, 2002
				Registration No. 333-76674
				(Facsimile Signatures)

	SECURITIES AND EXCHANGE COMMISSION
	Washington, D.C.  20549

        POST EFFECTIVE AMENDMENT NO. 1

                   TO

        FORM S-8 REGISTRATION STATEMENT
	Under

	THE SECURITIES ACT OF 1933

	MILLENNIUM CHEMICALS INC.
	(Exact name of registrant as specified in its charter)

      Delaware                   	       22-3436215
(State or other jurisdiction     	    (I.R.S. Employer
of incorporation or organization)	    Identification No.)


230 Half Mile Road   Red Bank,New Jersey      07701
(Address of Principal Executive Offices)    (Zip Code)

MILLENNIUM SAVINGS & INVESTMENT PLAN
(Full title of the plan)

	C. WILLIAM CARMEAN
	Vice President
	Millennium Chemicals Inc.
	230 Half Mile Road  Red Bank, New Jersey 07701
	(Name and address of agent for service)
	(732) 933-5000
	(Telephone number, including area code,
	of agent for service)




The following parts of this Registration Statement are amended to read in their entirety as follows:

     PART II, Item 3(a):

     "(a)Registrant's Annual Report on Form 10-K and
     Amendment No.1 on Form 10-K/A for the year ended
     December 31, 2000.";


     Exhibit 23.1 and Exhibit 23.2:

     Republish consents in the form attached hereto.



                       SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the Agent for Service of Process in the exercise of powers deemed to be conferred upon him under Rule 478 by all persons signing the Registration Statement.

Date: RED BANK, NEW JERSEY
      JANUARY 22, 2002


                          By:/s/ C. William Carmean
                             C. William Carmean
                             Agent for Service of Process